Exhibit 4.8

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) dated as of March 31, 2023 is entered into among GREENBROOK TMS INC., an Ontario corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and MADRYN FUND ADMINISTRATION, LLC, a Delaware limited liability company, as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of July 14, 2022 (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders make certain modifications to the Credit Agreement; and

WHEREAS, the Lenders are willing to make the changes to the Credit Agreement set forth herein subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms, each in the appropriate alphabetical order:

“Neuronetics” means Neuronetics, Inc., a Delaware corporation.

“Neuronetics Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of March 31, 2023, by and between Neuronetics,  the Loan Parties and the Administrative Agent.

“Neuronetics Note” means that certain Secured Promissory Note and Guaranty Agreement, dated as of March 31, 2023, between TMS Neurohealth Centers Inc., Neuronetics, and the Guarantors party thereto.

“Neuronetics Note Documents” means (a) the Neuronetics Note, (b) that certain U.S. Security Agreement,  dated as of March 31, 2023, between the Loan Parties party thereto and Neuronetics, (c) that certain U.S. Pledge Agreement, dated as of March 31, 2023, between the Loan Parties party thereto and Neuronetics, (d) that certain Canadian Security Agreement, dated as of March 31, 2023, between the Borrower and Neuronetics, and (e) that certain Canadian Pledge Agreement, dated as of March 31, 2023, between the Borrower and Neuronetics.

“Permitted Neuronetics Indebtedness” means the Indebtedness of the Borrower owing to Neuronetics pursuant to the Neuronetics Note Documents; provided, that, (a) such

Indebtedness is at all times subject to the Neuronetics Intercreditor Agreement and (b) the outstanding principal amount of such Indebtedness does not exceed $6,000,000 at any time.

(b)Section 8.01 of the Credit Agreement is hereby amended by (i) replacing the text “; and” at the end of clause (m) thereof with the text “;”, (ii) replacing the text “.” at the end of clause (n) thereof with the text “; and” and (iii) adding the following as a new clause (o) thereof to read, in its entirety, as follows:

(o)Liens securing Indebtedness permitted under Section 8.03(j).

(c)Section 8.03 of the Credit Agreement is hereby amended by (i) replacing the text “; and” at the end of clause (h) thereof with the text “;”, (ii) replacing the text “.” at the end of clause (i) thereof with the text “; and” and (iii) adding the following as a new clause (j) thereof to read, in its entirety, as follows:

(j)	the Permitted Neuronetics Indebtedness.

(d)Section 8.11 of the Credit Agreement is hereby amended and restated to read, in its entirety, as follows:

Make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption, cash settlement or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Indebtedness of any Loan Party or any Subsidiary (other than any of the foregoing payments or transactions relating to (x) Indebtedness arising under the Loan Documents or (y) Indebtedness permitted under Section 8.03(e) to the extent made with the proceeds of additional issuances of Indebtedness permitted under Section 8.03(e)); provided, that, for the avoidance of doubt, regularly scheduled payments of principal and interest under the Neuronetics Note are not prohibited by this Section 8.11.

(e)Section 8.12 of the Credit Agreement is hereby amended by adding the following as a new clause (g) thereof to read, in its entirety, as follows:

(g)Except as may be permitted by the terms of the Neuronetics Intercreditor Agreement, amend, modify or change the Neuronetics Note Documents in any manner without the prior written consent of the Administrative Agent.

2.	Additional Interpretive Provision. Any reference to, or requirement for, the Liens of the

Administrative Agent in the Collateral being first-priority in the Credit Agreement or any other Loan Document shall be interpreted to mean and require that such Liens may be first priority on a pari passu basis with the Liens of Neuronetics pursuant to the Neuronetics Note Documents, as provided in the Neuronetics Intercreditor Agreement.  No Default or Event of Default shall result from any such provision solely due to the fact that the Liens of the Administrative Agent and Neuronetics are pari passu in the manner provided in the Neuronetics Intercreditor Agreement.

3.Conditions Precedent. This Agreement shall be effective upon the date that the following conditions precedent shall have been satisfied:

(a)receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Loan Parties, the Required Lenders and the Administrative Agent;

(b)receipt by the applicable party of all fees, charges and expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and expenses of legal counsel for the Administrative Agent).

4.Reaffirmation.  Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans.  Furthermore, the Loan Parties acknowledge and confirm (i) that the Administrative Agent and the Lenders have performed fully all of their obligations under the Credit Agreement and the other Investment Documents and (ii) that by entering into this Agreement, the Administrative Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable Laws or any of the obligations of the Loan Parties thereunder.

5.Miscellaneous.

(a)The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Investment Documents, except as expressly modified by this Agreement, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement is a Loan Document.

(b)Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Investment Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Investment Documents (except as expressly modified hereby).

(c)The Loan Parties hereby represent and warrant as follows:

(i)each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.

(ii)this Agreement has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting enforceability of creditors’ rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.

(iv)(A) the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Investment Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation and warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (B) except for the Existing Events of Default expressly waived pursuant to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e)This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	GREENBROOK TMS INC.,
an Ontario corporation

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President and Chief Executive Officer

GUARANTORS:	TMS NEUROHEALTH CENTERS INC.,
a Delaware corporation

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS SERVICES, LLC,
a Delaware limited liability company

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS ROCKVILLE, LLC,
a Maryland limited liability company

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS KENSINGTON, LLC,
a Maryland limited liability company

	By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS FREDERICK, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS GREENBELT, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS HUNT VALLEY LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS GLEN BURNIE, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS COLUMBIA, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS ANNAPOLIS, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS OWINGS MILLS, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS BEL AIR LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS EASTON LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS SOUTHERN MARYLAND LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS EASTERN SHORE, LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS TOWSON LLC,
a Maryland limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS WILMINGTON LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS NEWARK LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS TYSONS CORNER, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS RESTON, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS ASHBURN, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS WOODBRIDGE, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FAIRFAX LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ARLINGTON LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS RICHMOND, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS CHARLOTTESVILLE, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS NEUROHEALTH CENTERS VIRGINIA BEACH, LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS NEWPORT NEWS LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS MIDLOTHIAN LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FREDERICKSBURG LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS SUFFOLK LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ROANOKE LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS LYNCHBURG LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CHRISTIANSBURG LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS MECHANICSVILLE LLC,
a Virginia limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CARY LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS NORTH RALEIGH LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CHAPEL HILL LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS GREENSBORO LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS DURHAM LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS WINSTON-SALEM LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FAYETTEVILLE LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CHARLOTTE LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS MOORESVILLE LLC,
a North Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS SOUTH CAROLINA LLC,
a South Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS GREENVILLE LLC,
a South Carolina limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ST. LOUIS LLC,
a Missouri limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS SOUTHERN ILLINOIS LLC,
an Illinois limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS AUSTIN CENTRAL LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS AUSTIN NORTH LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS HOUSTON LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS FORT BEND LLC,
a Texas limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CONNECTICUT LLC,
a Connecticut limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS WEST HARTFORD LLC,
a Connecticut limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS EASTERN CONNECTICUT LLC,
a Connecticut limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CLEARWATER LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS ST. PETERSBURG LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS TAMPA LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS CLEVELAND LLC,
an Ohio limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS NORTH DETROIT LLC,
a Michigan limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS MICHIGAN LLC,
a Michigan limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

GREENBROOK TMS BLOOMFIELD HILLS LLC,
a Michigan limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ACHIEVE TMS CENTERS LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ACHIEVE TMS ALASKA LLC,
an Alaska limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

TMS CENTER OF ALASKA LLC,
an Alaska limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ACHIEVE TMS EAST, LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ACHIEVE TMS CENTRAL, LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

CHECK FIVE, LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

CHECK STAFFING, LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

CHFIVE, LLC,
a Delaware limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

1555 A NEW LLC,
a Florida limited liability company

By:	/s/ Bill Leonard
Name: Bill Leonard
Title: President

ADMINISTRATIVE AGENT:	MADRYN FUND ADMINISTRATION, LLC,

	By:	MADRYN ASSET MANAGEMENT, LP,
its Managing Partner

		By:	MADRYN ASSET MANAGEMENT GP, LLC,
its General Partner

			By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Sole Member

LENDERS:	MADRYN HEALTH PARTNERS II, LP

	By:	MADRYN HEALTH ADVISORS II, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP II, LLC,
its General Partner

			By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Managing Member

MADRYN HEALTH PARTNERS II (CAYMAN MASTER), LP

	By:	MADRYN HEALTH ADVISORS II, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP II, LLC,
its General Partner

			By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Managing Member

MADRYN SELECT OPPORTUNITIES, LP

	By:	MADRYN SELECT ADVISORS, LP,
its General Partner

		By:	MADRYN SELECT ADVISORS GP, LLC,
its General Partner

			By:	/s/ Avinash Amin
Name: Avinash Amin
Title: Member